SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 27, 2005
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                              Whitemark Homes, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Colorado                    0-8301                  25-1302097
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

650 South Central Avenue, Suite 1000, Oviedo, Florida           32765
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       (Address of principal executive offices)               (Zip code)

                  (407) 366-9668
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Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

      On July 27, 2005, Kenneth White tendered his resignation as Chairman of the Board of Directors, President and Chief Executive Officer of Whitemark Homes, Inc.

      On July 27, 2005, the Board of Directors of Whitemark Homes, Inc. appointed William D. Rigsby as President, Chief Executive Officer and as a member of the Board of Directors.

      From September 1989 to the present, Mr. Rigsby has served as Vice-President and Operations Manager of Whitemark Homes, Inc. As Vice President and Operations Manager of Whitemark, Inc., Mr. Rigsby's responsibilities included construction management, purchasing, and estimating for all land development and residential construction. His education and experience in engineering brings a high degree of discipline in the areas of critical path scheduling, materials usage and individual time studies for on-site and office tasks. Mr. Rigsby's experience is critical in maintaining "bottom line" performance for the individual jobs and project evaluation, including land purchase and building cost evaluation.

      Prior to joining Whitemark, from September 1983 to May 1987, Mr. Rigsby served as Purchasing Manager for the Woodlands Development Corporation, DBA Hometown Builders ( a division of Mitchell Energy & Development) and as a Senior Construction Supervisor for Friendswood Development Corp., DBA Village Builders (a division of Exxon Co., USA). His tenure with these two companies provided Mr. Rigsby with extensive experience in implementing efficient purchasing procedures, personnel management and computerized contracting systems. Mr. Rigsby's prior success made him the recipient of the "Golden Mall" award.

      Mr. Rigsby began his career in 1978 as the production and design manager for Beaumont Homeowners Construction Co., Beaumont, Texas. He was responsible for job scheduling, warehousing, bid preparation and materials procurement.

      Mr. Rigsby graduated from Lamar University, Beaumont, Texas, in 1982. He earned a BS degree in industrial engineering and has completed post graduate work in engineering administration, applications of basic management theory in the engineering environment, computer aided design, manufacturing analysis using CAD/CAM on facilities and work force. His academic achievements placed Mr. Rigsby on the Dean's List as well as the ALPHA PI MU National Engineering Honor Society. Mr. Rigsby is a state certified general contractor and a member of the Mid Florida Home Builders Association.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHITEMARK HOMES, INC.

Date:    July 28, 2005                  By:    /s/ William D. Rigsby
                                               ---------------------
                                        Name:  William D. Rigsby
                                        Its:   President and
                                               Chief Executive Officer


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